SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : December 26, 2001

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S6)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-49820-17                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S6 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wilshire Credit Corporation, as servicer, and The Chase Manhattan Bank, as trustee. On December 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date:  January 4, 2002            By:  /s/ Thomas M. Britt
                                        -----------------------------------
                                        Thomas M. Britt
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2001

               CSFB Mortgage Pass-Through Certificates, Series  2001-S6
                        Statement to Certificate Holders
                               December 26, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1       74,547,536.00    46,979,116.31     4,121,033.01     108,610.28     4,229,643.29      0.00     0.00       42,858,083.30
P                100.00           100.00             0.00      42,875.12        42,875.12      0.00     0.00              100.00
IIA1      99,912,229.00    71,903,955.95     5,257,814.06     405,480.89     5,663,294.95      0.00     0.00       66,646,141.89
IIP          236,510.36       160,959.18        13,690.01           0.00        13,690.01      0.00     0.00          147,269.17
IIIA1     38,038,667.00    24,176,788.19     2,620,486.86      60,723.99     2,681,210.85      0.00     0.00       21,556,301.33
AR1              100.00             0.00             0.00           0.00             0.00      0.00     0.00                0.00
AR2              100.00             0.00             0.00           0.00             0.00      0.00     0.00                0.00
AR3              100.00             0.00             0.00           0.00             0.00      0.00     0.00                0.00
B1        14,939,278.00    14,939,278.00             0.00      98,908.86        98,908.86      0.00     0.00       14,939,278.00
B2        11,353,858.65    11,353,858.65             0.00      79,829.34        79,829.34      0.00     0.00       11,353,858.65
TOTALS   239,028,479.01   169,514,056.28    12,013,023.94     796,428.48    12,809,452.42      0.00     0.00      157,501,032.34

IA2       74,547,536.00    46,979,116.31             0.00     253,224.28       253,224.28      0.00     0.00       42,858,083.30
XII       24,574,026.41    18,508,797.30             0.00     122,793.92       122,793.92      0.00     0.00       17,207,913.29
IIIA2     38,038,667.00    24,176,788.19             0.00     121,800.07       121,800.07      0.00     0.00       21,556,301.33
XB1        1,960,780.24     1,960,780.24             0.00      12,872.30        12,872.30      0.00     0.00        1,960,780.24
XB2          734,661.43       734,661.44             0.00       5,124.40         5,124.40      0.00     0.00          734,661.44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1   22540AG44        630.19006168     55.28060659    1.45692649      56.73753308          574.90945509     IA1        2.900000 %
P     22540AJ25      1,000.00000000      0.00000000      ########          #######        1,000.00000000     P          9.408175 %
IIA1  22540AG93        719.67122213     52.62432950    4.05837097      56.68270047          667.04689263     IIA1       6.800000 %
IIP   22540AH35        680.55868673     57.88334177    0.00000000      57.88334177          622.67534496     IIP        0.000000 %
IIIA1 22540AH43        635.58452745     68.89008124    1.59637534      70.48645658          566.69444621     IIIA1      3.100000 %
AR1   22540AG69          0.00000000      0.00000000    0.00000000       0.00000000            0.00000000     AR1        9.408175 %
AR2   22540AG77          0.00000000      0.00000000    0.00000000       0.00000000            0.00000000     AR2        9.408175 %
AR3   22540AG85          0.00000000      0.00000000    0.00000000       0.00000000            0.00000000     AR3        9.408175 %
B1    22540AH68      1,000.00000000      0.00000000    6.62072558       6.62072558        1,000.00000000     B1         8.068044 %
B2    22540AH84      1,000.00000000      0.00000000    7.03103169       7.03103169        1,000.00000000     B2         8.568044 %
TOTALS                 709.17932868     50.25770983    3.33193971      53.58964954          658.92161885

IA2   22540AG51        630.19006168      0.00000000    3.39681623       3.39681623          574.90945509     IA2        6.468175 %
XII   22540AH27        753.18537513      0.00000000    4.99689867       4.99689867          700.24801809     XII        8.000000 %
IIIA2 22540AH50        635.58452745      0.00000000    3.20200679       3.20200679          566.69444621     IIIA2      6.217975 %
XB1   22540AH76      1,000.00000000      0.00000000    6.56488664       6.56488664        1,000.00000000     XB1        8.000000 %
XB2   22540AH92      1,000.00001361      0.00000000    6.97518583       6.97518583        1,000.00001361     XB2        8.500000 %

--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                  Thomas Britt
                     JPMorgan Chase Bank  - Structured Finance Services
                            450 West 33 St, 14th floor
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: Thomas Britt/Chase

                                      -6-

           CSFB Mortgage Pass-Through Certificates, Series  2001-S6
                        Statement to Certificate Holders
                               December 26, 2001



Sec. 4.06(i) Scheduled Principal
                Group 1 Scheduled Principal                            57,613.07
                Group 2 Scheduled Principal                           108,486.79
                Group 3 Scheduled Principal                            33,710.65

             Principal Prepayments
                Group 1 Principal Prepayments                       3,639,297.13
                Group 2 Principal Prepayments                       4,627,719.57
                Group 3 Principal Prepayments                       2,164,813.75

             Curtailment
                Group 1 Curtailment                                   297,496.16
                Group 2 Curtailment                                   175,588.06
                Group 3 Curtailment                                   222,323.63

             Liquidation Proceeds
                Group 1 Liquidation Proceeds                               0.00
                Group 2 Liquidation Proceeds                               0.00
                Group 2 Liquidation Proceeds                               0.00

             Gross Interest
                Group 1 Gross Interest                               569,705.53
                Group 2 Gross Interest                               858,295.77
                Group 2 Gross Interest                               290,243.38

Sec. 4.06(ii) Class Unpaid Interest Shortfall
                Class IA1 Unpaid Interest Shortfall                      0.00
                Class IIA1 Unpaid Interest Shortfall                     0.00
                Class XII Unpaid Interest Shortfall                      0.00
                Class IIIA1 Unpaid Interest Shortfall                    0.00
                Class IIIA2 Unpaid Interest Shortfall                    0.00
                Class AR1 Unpaid Interest Shortfall                      0.00
                Class AR2 Unpaid Interest Shortfall                      0.00
                Class AR3 Unpaid Interest Shortfall                      0.00
                Class B1 Unpaid Interest Shortfall                       0.00
                Class XB1 Unpaid Interest Shortfall                      0.00
                Class B2 Unpaid Interest Shortfall                       0.00
                Class XB2 Unpaid Interest Shortfall                      0.00

Sec. 4.06(v) Beginning Collateral Balance
                Group 1 Beginning Collateral Balance                      56,193,006.63
                Group 2 Beginning Collateral Balance                      84,442,852.29
                Group 3 Beginning Collateral Balance                      28,878,197.43

Sec. 4.06(v) Ending Collateral Balance
                Group 1 Ending Collateral Balance                         52,071,973.62
                Group 2 Ending Collateral Balance                         79,171,348.22
                Group 3 Ending Collateral Balance                         26,257,710.57

Sec. 4.06(vi) Senior Percentage
                Group1 Senior Percentage                                83.60 %
                Group2 Senior Percentage                                85.15 %
                Group3 Senior Percentage                                83.72 %

                Subordinate Percentage
                Group1 Subordindate Percentage                          16.40 %
                Group2 Subordinate Percentage                           14.85 %
                Group3 Subordinate Percentage                           16.28 %

Sec. 4.06(vii) Servicing Fees
                Group1 Servicing Fee                                30,906.15
                Group2 Servicing Fee                                63,418.82
                Group3 Servicing Fee                                12,754.54

Sec. 4.06(ix) Advances
                Group1 Advances                                         0.00
                Group2 Advances                                         0.00
                Group3 Advances                                         0.00


                                      -7-

         CSFB Mortgage Pass-Through Certificates, Series 2001-S6
                        Statement to Certificate Holders
                               December 26, 2001



Sec. 4.06(x)

Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

Group 1
        Category        Number      Principal Balance      Percentage
        1 Month          14              542,131.15                  1.04 %
        2 Month           7              377,461.58                  0.72 %
        3 Month          12              763,597.11                  1.47 %
        Total            33            1,683,189.84                  3.23 %

Group 2
        Category        Number      Principal Balance      Percentage
        1 Month          37            1,239,768.64                  1.57 %
        2 Month          19              725,334.82                  0.92 %
        3 Month          25              779,593.21                  0.98 %
        Total            81            2,744,696.67                  3.47 %

Group 3
        Category        Number      Principal Balance     Percentage
        1 Month           4              214,796.61                  0.82 %
        2 Month           5              344,261.71                  1.31 %
        3 Month           4              396,910.00                  1.51 %
         Total           13              955,968.32                  3.64 %

Group Totals
        Category        Number      Principal Balance     Percentage
        1 Month           55            1,996,696.40                  1.27 %
        2 Month           31            1,447,058.11                  0.92 %
        3 Month           41            1,940,100.32                  1.23 %
         Total           127            5,383,854.83                  3.42 %



Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

        Group 1
                Number      Principal Balance    Percentage
                  0              0.00                 0.00 %

        Group 2
                Number      Principal Balance    Percentage
                  0              0.00                 0.00 %

         Group 3
                Number      Principal Balance    Percentage
                  0              0.00                 0.00 %

        Group Totals
                Number      Principal Balance    Percentage
                  0              0.00                 0.00 %


Sec. 4.06(xii) Number and Aggregate Principal Amounts of REO Loans


        Group 1
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group 2
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group 3
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group Totals
                Number      Principal Balance    Percentage
                0               0.00               0.00%

                                      -8-

               CSFB Mortgage Pass-Through Certificates, Series  2001-S6
                        Statement to Certificate Holders
                               December 26, 2001



Sec. 4.06(xiv) Senior Prepayment Percentage
                Group I Senior Prepayment Percentage            100 %
                Group II Senior Prepayment Percentage           100 %
                Group III Senior Prepayment Percentage          100 %

Sec. 4.06(xv) Subordinate Prepayment Percentage
                Group I Subordinate Prepayment Percentage         0 %
                Group II Subordinate Prepayment Percentage        0 %
                Group III Subordinate Prepayment Percentage       0 %


Sec. 4.06(xvi) Current Realized Losses
                Group1 Current Realized Losses                  0.00
                Group2 Current Realized Losses                  0.00
                Group3 Current Realized Losses                  0.00

               Cumulative Realized Losses
                Group1 Cumulative Realized Losses               0.00
                Group2 Cumulative Realized Losses               0.00
                Group3 Cumulative Realized Losses               0.00

Sec. 4.6(xvii) Special Hazard Coverage Amount                      1,575,010.32
Bankruptcy Loss Coverage Amount                                      100,000.00

Trustee Fee                                                         1,412.62
Loss Mitigation Fee                                                 1,373.02
Pool Insurance Fee                                                295,102.54
Special Hazard Fee                                                 25,427.11
Certificate Insurer Premium                                         2,371.86

Prepayment Interest Shortfall Allocated to Class IA1                   4,922.58
Prepayment Interest Shortfall Allocated to Class X1                        0.03
Prepayment Interest Shortfall Allocated to Class IIA1                  1,974.86
Prepayment Interest Shortfall Allocated to Class XII                     598.06
Prepayment Interest Shortfall Allocated to Class IIIA1                 1,732.71
Prepayment Interest Shortfall Allocated to Class IIIA2                 3,475.48
Prepayment Interest Shortfall Allocated to Class B1                    1,533.43
Prepayment Interest Shortfall Allocated to Class B2                    1,237.63
Prepayment Interest Shortfall Allocated to Class XB1                     199.57
Prepayment Interest Shortfall Allocated to Class XB2                      79.45
Prepayment Interest Shortfall Allocated to Class AR1                       0.00
Prepayment Interest Shortfall Allocated to Class AR2                       0.00
Prepayment Interest Shortfall Allocated to Class AR3                       0.00
Total Prepayment Interest Shortfall Allocated to All Classes          15,753.79


Reset Rates for Next Period
1 Month LIBOR (2 Business Days Prior to Current Distribution Date)   0.00000 %
Class IA-1                                                           0.80000 %
Class IIIA-1                                                         1.00000 %
Inverse Floater Pass-Through Rates for Next Period
Class IA-2                                                           8.58239 %
Class IIIA-2                                                         8.32843 %
Class B-1                                                            8.07798 %
Class B-2                                                            8.57798 %

